IRA Ideal!

Defined Asset Funds(SM)

The Select S&P Industrial Portfolio
1999 Series A

Take Indexing to Another Level

[LOGO] Merrill Lynch

Indexing -- it's a strategy to mirror the returns of major indices. Why not take a step beyond?

The Defined Asset Funds(SM) S&P Industrial Portfolio can help.

Instead of simply replicating an index, the Select S&P Industrial Portfolio singles out stocks within the S&P Industrial Index(*) for a combination of value, capital appreciation potential and current dividend income.
The Portfolio seeks total return through a contrarian strategy of selecting 15 stocks from the index with high dividend yields and potential value.

The Strategy

The Select S&P Industrial Portfolio employs a disciplined "buy and hold" strategy. Each year, we intend to reapply the screening process to select a new Portfolio. You can reinvest in the next Portfolio, if available, at a reduced sales charge, or you can redeem your investment. Although each Portfolio is a one-year investment, we recommend you stay with the Strategy for at least three to five years for potentially more consistent results.


Select S&P Industrial Portfolio -- 1999 Series A(+)

                                                                 Current
    Name of Issuer                          Ticker Symbol   Dividend Yield(++)
    --------------                          -------------   ------------------

1.  ROYAL DUTCH PETROLEUM COMPANY (Section)      RD               3.79%
2.  GENUINE PARTS COMPANY                        GPC              3.31
3.  HEINZ (H.J.) COMPANY                         HNZ              2.46
4.  KELLOGG COMPANY                              K                2.42
5.  WINN-DIXIE STORES, INC.                      WIN              2.38
6.  EMERSON ELECTRIC COMPANY                     EMR              2.29
7.  CONAGRA, INC.                                CAG              2.23
8.  MAY DEPARTMENT STORES COMPANY                MAY              2.20
9.  ALLTEL CORPORATION                           AT               2.05
10. AIR PRODUCTS & CHEMICALS, INC.               APD              2.03
11. BEST FOODS                                   BFO              2.01
12. AVERY DENNISON CORPORATION                   AVY              1.84
13. NEWELL COMPANY                               NWL              1.78
14. HERSHEY FOODS CORPORATION                    HSY              1.57
15. AMERICAN HOME PRODUCTS CORPORATION           AHP              1.52

The Portfolio does not reflect the research opinions or any buy or sell recommendations of any of the Sponsors or Standard & Poor's(*).

(+) Initial date of deposit -- February 16,1999

(++) Current dividend yield for each stock was calculated by annualizing the last monthly, quarterly or semi-annual ordinary dividend received on that stock and dividing the result by its market value as of the close of trading on February 16, 1999. There can be no assurance that future dividends, if any, will be maintained at the indicated rates.

(Section) Because this issuer is a foreign corporation, any dividends will be subject to withholding taxes.


Past Performance of the Prior Select S&P Industrial Portfolios

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Series From Inception Through 12/31/98      Most Recently Completed Portfolio
     (including annual rollovers)
--------------------------------------------------------------------------------
Inception     Series     Return               Period          Series     Return
--------------------------------------------------------------------------------
1/22/97          A        18.20%          1/22/97-3/13/98        A        31.43%
--------------------------------------------------------------------------------
2/24/97          B        19.65           2/24/97-4/24/98        B        22.96
--------------------------------------------------------------------------------
4/21/97          C        26.03           4/21/97-5/22/98        C        35.59
--------------------------------------------------------------------------------
6/9/97           D        16.12           6/9/97-7/17/98         D        19.39
--------------------------------------------------------------------------------
7/21/97          E        14.56           7/21/97-8/21/98        E         8.25
--------------------------------------------------------------------------------
9/8/97           F        18.07           9/8/97-10/2/98         F         9.95
--------------------------------------------------------------------------------
10/20/97         G        10.31           10/20/97-12/4/98       G        14.22
--------------------------------------------------------------------------------
12/2/97          H        11.52
--------------------------------------------------------------------------------

The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflects maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect a reduced sales charge on annual rollovers and different performance periods.


The Selection Process

The Select S&P Industrial Portfolio looks for potential values in the equity market by investing in companies in the S&P Industrial Index that may be currently out of favor. It does this through a disciplined four-part screening process:

1. Defining the Universe: We begin with the S&P Industrial Index, a sub-set of the S&P 500 Index(*), which includes only industrial stocks. Defined Asset Funds then removes any stocks that are a part of the Dow Jones Industrial Average(*) (DJIA).


2. Quality Screen: We include only stocks that are ranked A+ or A by Standard & Poor's. Standard & Poor's determines these stock rankings using a computerized system which focuses primarily on the growth and stability of per-share earnings and dividends. It then assigns a symbol to each stock, which ranges from A+ for the highest ranked stocks to D for those stocks which Standard & Poor's considers to be the most speculative. These rankings differ from credit-worthiness rankings of bonds and are not intended to predict stock price movements.

3. Market Capitalization: We then rank the stocks by market capitalization from highest to lowest, and eliminate the lowest 25%. This allows the Portfolio to avoid smaller, less liquid issues.

4. Highest Dividend Yield: Finally, we rank the remaining stocks according to dividend yield. From that group, we select the l5 highest-yielding stocks for the Portfolio whose prices may be undervalued.

Defined Asset Funds -- Time In The Market

We believe the disciplined strategy of buying and holding securities with a long-term view can help meet your needs. For income, for growth or for total return, time in the market can be an effective strategy for growing your portfolio. This philosophy is the cornerstone of Defined Asset Funds.

(*) "Standard & Poor's," "S&P", "S&P 500 Index" and the "S&P Industrial Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's. The name "Dow Jones Industrial Average" is the property of Dow Jones & Company, Inc.

Avoid the teachings of speculators whose judgments are not confirmed by experience.

LEONARDO DA VINCI

Hypothetical Past Performance of the Strategy (not any Portfolio)

Growth of $10,000 Invested Over 25 Years--1/1/74 through 12/31/98

Strategy..................$614,575    DJIA.....................$288,778
S&P 500 Index.............$309,140    S&P Industrial Index.....$306,527



      [A mountain chart, captioned "Growth of $10,000 Invested Over 26 Years-1/1/73 Through 12/31/98" compares the cumulative annual performance from 1973 through 1998 of the Strategy (ochre), the Dow Jones Industrial Average
(DJIA) (pink), the S&P 500 Index (purple) and the S&P Industrial Index (green). The horizontal or (Y) axis compares the cumulative annual performance by YEAR, from 1973 through 12/31/98. The vertical or (X) axis reflects DOLLAR AMOUNT value for each index from 1973 ending 12/31/98. The initial value of each investment is $10,000. Throughout the period from 1973 through December 31, 1998, increases in each investment build towards the right vertical or (X) axis. At the end of this period, the right vertical or (X) axis, reflects the ending value of the STRATEGY ($496,125), the ending value of the DJIA ($250,890), the ending value of the S&P 500 Index ($263,820) and the ending value of the S&P Industrial Index ($261,743).]

Since stocks in the Portfolio were chosen solely by applying the Strategy, we analyzed the Strategy to see how it could have performed. Past performance of the Strategy is no guarantee of future results of any Portfolio. The Strategy (with Portfolio sales charges and expenses deducted) would have underperformed the DJIA in 9, the S&P 500 Index in 10, and the S&P Industrial Index in 9 of the last 26 years. There can be no assurance that any Portfolio will outperform these indices.

Annual Total Returns


                                                    S&P                                                                S&P
                                   S&P 500       Industrial                                           S&P 500       Industrial
Year       Strategy     DJIA        Index          Index         Year       Strategy       DJIA        Index          Index
1973        -20.13%    -13.12%     -14.66%        -14.61%        1987          2.52        6.02         5.67            9.13
1974         -5.35     -23.14      -26.47         -26.54         1988         42.04       15.95        16.58           15.80
1975         40.63      44.40       36.92          36.78         1989         35.40       31.71        31.11           29.30
1976         30.89      22.72       23.53          22.59         1990          0.96       -0.57        -3.20           -0.84
1977         -6.53     -12.71       -7.19          -8.20         1991         27.06       23.93        30.51           30.39
1978          6.06       2.69        6.39           7.50         1992         11.50        7.34         7.67            5.63
1979         26.47      10.52       18.02          18.40         1993          2.28       16.72         9.97            8.90
1980         18.23      21.41       31.50          32.98         1994         11.41        4.95         1.30            3.75
1981          7.67      -3.40       -4.83          -6.69         1995         36.68       36.48        37.10           34.26
1982         25.87      25.79       20.26          20.14         1996         12.25       28.57        22.69           22.70
1983         24.72      25.68       22.27          22.79         1997         33.34       24.78        33.10           30.80
1984         12.34       1.06        5.95           4.09         1998         15.10       18.00        28.34           33.43
1985         29.98      32.78       31.43          30.08         Average      16.20%      13.19%       13.41%          13.38%
1986         28.78      26.91       18.37          18.54

Average Annual Total Returns



For periods    3 year    5 year    10 year    15 year    20 year    25 year
ending
12/31/98

Strategy       19.52%    21.06%    17.83%     19.29%     19.57%     17.91%

DJIA           23.71%    22.08%    18.62%     17.71%     17.14%     14.40%

S&P 500        27.97%    23.82%    19.03%     17.74%     17.50%     14.71%
Index

S&P            28.89%    24.43%    19.09%     17.77%     17.51%     14.67%
Industrial
Index


Returns shown represent price changes plus dividends reinvested at year ends, divided by the initial public offering price and do not reflect the deduction of any commissions or taxes. Portfolio performance will differ from the Strategy because of commissions, Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from those used in determining Portfolio unit price, they are not fully invested at all times and stocks may not be weighted equally.

  Net of Portfolio sales charges (2.75% for the first year, 1.75% for each subsequent year) and estimated expenses.

Defining Your Risks

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

    o The Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation.

    o There can be no assurance that the Portfolio will meet its objective, that dividend rates will be maintained, that stock prices will not decrease or that the Portfolio will outperform the indices.

    o The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

    o These stocks may have higher yields because they or their industries are experiencing financial difficulties or are out of favor. There can be no assurance that the market factors which caused these relatively low prices and high yields will change.

    o    This Portfolio is concentrated in the food industry.

    o Portfolio results of this value-oriented Strategy may vary from the S&P Industrial Index for various reasons. For example, the S&P Industrial Index performance may be driven by stocks not held in the Portfolio, such as growth stocks.

Tax Reporting

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and, after the initial offering period, the charge for organization costs.

In addition, the annual statement and the relevant tax reporting forms you receive at year-end will be based on the amount paid to you, net of the deferred sales charge and, after the initial offering period, the charge for organization costs. Accordingly, you should not increase the tax basis in your units by these charges.

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. Capital gains, if any, on assets held over a year will be taxed up to the maximum federal tax rate of 20% for individuals. However, on rollovers of future Portfolios, if available, investors will defer recognition of gains and losses for federal tax purposes on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

First-time investors pay an initial sales charge of about 1% when they buy. In addition, all investors pay a deferred sales charge of $17.50 per 1,000 units, about 1.75%, deducted over the last ten months of the Portfolio.

                                                  As a % of
                                               Public Offering      Amount per
                                                    Price           1,000 Units
--------------------------------------------------------------------------------
Initial Sales Charge                                1.00%             $10.00
Deferred Sales Charge                               1.75%             $17.50
                                             ===================================
Maximum Sales Charge                                2.75%             $27.50
Estimated Annual Expenses
(as a % of net assets)                              0.168%             $1.66

Estimated Organization Costs                                           $0.63
--------------------------------------------------------------------------------


If you sell your units before termination, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to successor Portfolio, if available, the initial sales charge will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.


                                           Total Sales Charge
                                          as a % of the Public
Amount Purchased                             Offering Price
-----------------------------------------------------------------
Less than $50,000                                2.75%
$50,000 to $99,999                               2.50%
$100,000 to $249,999                             2.00%
$250,000 to $999,999                             1.75%
$1,000,000 or more                               1.00%
-----------------------------------------------------------------

Select Now!

You can get started with the Select S&P Industrial Portfolio for about $250. Call your financial professional for a free prospectus containing more complete information, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

Defined Asset Funds(SM)
Buy With Knowledge o Hold With Confidence

Equity Investor Funds
Other Select Series

Select Ten Portfolio (DJIA)
United Kingdom Portfolio (Financial Times Index)
Select Growth Portfolio
Select S&P Industry Turnaround Portfolio
Select Standard & Poor's Intrinsic Value Portfolio

Concept Series

Health Care Trust (Pharmaceutical & Biotechnology Portfolio)
Premier American Portfolio
Premier World Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

Index Series

S&P 500 Trust
S&P MidCap Trust

Fixed-Income Funds

Corporate Funds
Government Funds
Municipal Funds

[Recycle Logo] Printed on Recycled Paper                            11579BR-2/99

[Copyright]1999 Merrill Lynch, Pierce, Fenner & Smith Incorporated, Member SIPC.